Exhibit 99.1

                                                           Last Updated 2/3/2003

                       PINNACLE WEST CAPITAL CORPORATION

                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY
                    PERIODS ENDED DECEMBER 31, 2002 AND 2001

                                LIST OF CONTENTS


                           2002 FOURTH-QUARTER SUMMARY


                                2002 YEAR-TO-DATE


                                 2001 BY QUARTER


                                 2000 BY QUARTER


                                 1999 BY QUARTER


          See the Glossary of Terms on this website for definitions of terms used in this summary.
                 Quarters may not sum to totals due to rounding.